                       SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549

                                    Form 8-K

                     Pursuant to Section 12 or 15(d) of the
                      Securities and Exchange Act of 1934

           Date of Report (Date of earliest event reported): 12/25/97

                        FINANCIAL ASSET SECURITIES CORP

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT
           DATED AS OF MARCH 14, 1997, PROVIDING FOR THE ISSUANCE OF
                    CITYSCAPE HOME EQUITY LOAN TRUST 1997-B
                  HOME EQUITY PASS-THROUGH CERTIFICATES 1997-B
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             (Exact name of registrant as specified in its charter)

           Delaware             333-21071-07            41-1873346
           --------             ------------            ----------
 (State or Other Jurisdiction   (Commission         (I.R.S. Employer
       of Incorporation         File Number)     Identification Number)

                               600 Steamboat Road
                         Greenwich, Connecticut  06830
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                      (Address of Principal    (Zip Code)
                       Executive Offices)

       Registrant's telephone number, including area code: (203) 625-2700

 Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Not applicable
 (b) Not applicable
 (c) Exhibits:
 20.1 Cityscape Home Equity Pass-Through Certificates
      Series 1997-B Distribution Statement dated 12/25/97.


 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Date: 12/18/97

 FINANCIAL ASSET SECURITIES CORP by First Bank National Association, as Trustee for Cityscape Home Equity Loan Trust 1997-B, Home Equity Pass-Through Certificates.

 By:    /s/ Lynn Steiner
    --------------------------------------
 Name:    Lynn Steiner
 Title:   Vice President
 Company: First Bank National Association